SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                         SECURITIES EXCHANGE ACT OF 1934

                          ----------------------------




         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 8, 1997


                         SANTA FE ENERGY RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)




            Delaware                                   1-7667                                      36-2722169
  (State or other jurisdiction                  (Commission File No.)                           (I.R.S. Employer
        of incorporation)                                                                      Identification No.)




                              1616 South Voss Road
                                 Suite No. 1000
                              Houston, Texas 77057
               (Address of principal executive offices) (Zip Code)




                                 (713) 507-5000
              (Registrant's telephone number, including area code)


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




ITEM 5.  OTHER EVENTS.

         Press Release. The information set forth in the press release of the registrant dated July 8, 1997, which is filed as an exhibit hereto, is incorporated herein by reference.

         The press release contains forward-looking statements within the meaning of and in reliance upon the "safe harbor" provisions of the Private Securities Litigation Reform Act, as set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties, including price volatility, exploration, development, operational, implementation, marketing and opportunity risks, and other factors described from time to time in the registrant's publicly available SEC reports, which could cause actual results to differ materially.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits:


Exhibit
Number            Description
------            -----------

99.1              Press release dated July 8, 1997

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SANTA FE ENERGY RESOURCES, INC.



                                    By:  /s/ David Hicks
                                         --------------------------------
                                         David L. Hicks
                                         Vice President--Law and General Counsel


Date: July 14, 1997

                                INDEX TO EXHIBITS



Exhibit
Number            Description

99.1              Press release dated July 8, 1997

                                                     [LOGO]
                                                     SANTA FE ENERGY
                                                     RESOURCES, INC.

                                                     (NYSE:SFR)
N E W S
                                                     1616 South Voss, Suite 1000
For further information, contact                     Houston, Texas   77057
Kathy E. Hager   713/507-5315                        713/507-5000




                            SANTA FE ENERGY RESOURCES
                           DECLARES MONTEREY SPIN-OFF

Houston, Texas -- July 8, 1997

Following the approval by shareholders of Santa Fe Energy Resources (NYSE:SFR), the Board of Directors of SFR today declared the distribution of all the common stock of Monterey Resources (NYSE:MRC) owned by SFR to its common shareholders. SFR shareholders of record on July 18, 1997, will be entitled to receive the distribution which will occur on or about July 25, 1997.

James L. Payne, Chairman and CEO of Santa Fe Energy Resources, said, "We are extremely pleased with the strong support shown today by our shareholders. Management and the Board of Directors believes the separation of Santa Fe and Monterey will allow each entity to optimize its operations and permit investors to better evaluate the investment potential of each."

Santa Fe Energy owns 45,350,000 shares of Monterey's common stock. Thus, for each share of Santa Fe Energy held on the distribution record date, SFR shareholders will receive approximately .44 of a share of common stock in Monterey Resources, with cash paid in lieu of fractional shares. The Internal Revenue Service has previously ruled that the distribution will be tax-free to Santa Fe and its shareholders.

Santa Fe Energy Resources is an independent oil and gas exploration and production company with headquarters in Houston, Texas, and production in the United States, Argentina and Indonesia with additional exploration activities in other regions of the world. Its common stock is traded on the New York Stock Exchange under the symbol SFR. Monterey Resources is an independent oil and gas company engaged primarily in the production of California heavy crude oil. With headquarters in Bakersfield, California, its common stock began trading on the New York Stock Exchange in 1996 under the symbol MRC.

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